SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): July 19, 2011 (July 14, 2011 )

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 (Commission File Number)	76-0515249 (IRS Employer Identification No.)

1955 Lakeway Drive
Lewisville, Texas 75057
(Address of Registrant’s principal executive offices)

(469) 549-3800
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders (the “Meeting”) of INX Inc. (the “Company”) on July 14, 2011, the stockholders of the Company approved the INX Inc. 2011 Incentive Plan (“Incentive Plan”).  The Incentive Plan was previously approved by the Company’s Board of Directors at a meeting on April 29, 2011. A copy of the Incentive Plan is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

At the Meeting, the stockholders of the Company also approved an amendment (“Amendment”) to the INX Inc. 2008 Employee Stock Purchase Plan, as amended (the “Purchase Plan”) to increase the total number of shares authorized for issuance under the Purchase Plan by 750,000 shares.  The Amendment was previously approved by the Company’s Board of Directors at a meeting on April 29, 2011.  A copy of the Amendment is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Meeting, the stockholders of the Company voted to re-elect James H. Long, Donald R. Chadwick, John B. Cartwright and Cary M. Grossman to the Company’s Board of Directors. In addition, the stockholders of the Company also voted to elect the new nominees to the Company’s Board of Directors, Tilman J. Falgout, Mark T. Hilz, Robert D. Repass and William M. Sams.

At the Meeting, the stockholders of the Company voted to ratify the appointment of Grant Thornton LLP as our independent public accounting firm.

Represented at the Meeting, either in person or by proxy, were 8,770,596 shares of the common stock of the Company, which constituted 91% of the 9,690,657 shares of common stock outstanding and eligible to vote on June 7, 2011, the record date for the Meeting.

The tabulations of the votes at the meeting are as follows:

Election of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
James H. Long	4,933,919	422,897
Donald R. Chadwick	4,528,524	828,292
Cary M. Grossman	4,539,134	817,682
John B. Cartwright	4,528,524	828,292
Tilman J. Falgout, III	5,178,383	178,433
Mark T. Hilz	5,178,383	178,433
Robert D. Repass	5,178,383	178,433
William M. Sams	5,172,483	184,333

Approve the Incentive Plan:

	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Withheld	Broker Non-Vote
Approve the Incentive Plan	4,847,267	493,085	16,464	3,413,780

Approve the Purchase Plan:

	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Withheld	Broker Non-Vote
Approve the Purchase Plan	5,111,974	229,328	15,514	3,413,780

Ratify Appointment of Grant Thornton LLP as the Company’s Independent Public Accounting Firm:

	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Withheld
Ratify Appointment of Grant Thornton LLP	7,350,271	1,376,389	43,936

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Item 7.01 Regulation FD Disclosure

At the Meeting, the Company’s management gave a presentation.  A slide presentation related to the information presented during the Meeting is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.

The information being furnished in this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

Item 9.01 Financials Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	INX Inc. 2011 Incentive Plan

10.2	First Amendment to INX Inc. 2008 Employee Stock Purchase Plan Amendment

99.1	Powerpoint Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2011

INX Inc.

By:	/s/ James H. Long
James H. Long Executive Chairman

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Index to Exhibits

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From:
10.1	INX Inc. 2011 Incentive Plan	Filed herewith.

10.2	First Amendment to INX Inc. 2008 Employee Stock Purchase Plan Amendment	Filed herewith.

99.1	Powerpoint Presentation	Filed herewith.

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